SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 29, 2004

                         WAYNE SAVINGS BANCSHARES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   0-23433                    31-1557791
           --------                   -------                    ----------
(State or other jurisdiction    (Commission File  No.)       (IRS Employer
of incorporation)                                            Identification No.)




151 N. Market St., Wooster, Ohio                                        44691
--------------------------------                                        -----
   (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (330) 264-5767


                                 Not Applicable
                   ------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure
        ---------------------------------------

     On June 24, 2004, Wayne Savings Bancshares, Inc. declared a cash dividend of $.12 per share on the Company's common stock for the quarter ending June 30, 2004. A copy of the press release dated June 29, 2004 is attached as Exhibit 99 to this report.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Not applicable.

Exhibit No.       Description
-----------       -----------

   99             Press release, dated June 29, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      WAYNE SAVINGS BANCSHARES, INC.


DATE:  June 29, 2004                  By:  /s/Charles F. Finn
                                           -------------------------------------
                                           Charles F. Finn
                                           President and Chief Executive Officer



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